Exhibit 99.1

AUDIT COMMITTEE CHARTER

I. Audit Committee Purpose

        The Audit Committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities. The Audit Committee’s primary responsibilities are to:

•	Oversee the integrity of First Indiana’s reporting processes and systems of internal control. Special emphasis should be given to material systems and processes that generate data to management for making business decisions, reporting financial results, and complying with all rules and regulations.
•	Be directly responsible for the appointment, compensation, and oversight of the activities of First Indiana’s independent auditors.
•	Oversee and evaluate the activities of the director of internal audit and staff.
•	Provide avenues of communication among the independent auditors, management, the internal auditing department, and the board of directors.
•	Provide an avenue of communication for all directors, officers, and employees to assure that First Indiana policies and applicable laws and regulations are adhered to by all personnel.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all First Indiana personnel as well as the independent auditors. The Audit Committee has the authority to retain, at First Indiana’s expense, special legal counsel, accountants, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

        Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. (the “NASDAQ”), the Securities and Exchange Commission (the “SEC”), and banking regulators. The Audit Committee shall be composed of three or more directors as determined by the board of directors, each of whom shall be an independent director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise, sufficient to qualify as an “audit committee financial expert” as defined by the SEC and the NASDAQ.

        Audit Committee members shall be appointed by the board of directors. If an Audit Committee chair is not designated by the board of directors, the members of the Audit Committee may designate a chair by majority vote of the Audit Committee membership. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members.

        The Audit Committee shall meet no fewer than four times annually. The Audit Committee chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet at least quarterly in a private, executive session with the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or the internal or independent auditors believe should be discussed.

III. Audit Committee Responsibilities

        The Audit Committee’s role is one of oversight, and it is recognized that First Indiana’s management is responsible for preparing First Indiana’s financial statements and that the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall remain flexible, in order to react effectively to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices and other operating controls of First Indiana are in compliance with all requirements and are of the highest quality. Accordingly, the following functions may be varied from time to time as appropriate under the circumstances.

Review Procedures

        1. Review and reassess the adequacy of this charter at least annually. Submit the charter to the board of directors for approval and publish the charter in First Indiana’s proxy statement as required by regulations of the SEC.

        2. Review with management and the independent auditors the quality, as well as acceptability, of First Indiana’s accounting policies, and discuss with the independent auditors how First Indiana’s accounting policies compare with those in the industry and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

        3. Consider, in consultation with management, the independent auditors, and the internal auditors, the integrity of First Indiana’s financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report those exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses including the status of previous recommendations. Maintain a follow-up process on recommendations and implementation schedules.

        4. Review with financial management and the independent auditors First Indiana’s quarterly financial results prior to the release of any statement of earnings and/or First Indiana’s quarterly financial statements prior to filing or distribution. (Approval by the Audit Committee, or its chair or other designated member, is required prior to the issuance of any press release or public filing of any document representing the financial condition of First Indiana.) Discuss any significant changes to First Indiana’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61.

        5. Review with the CEO and CFO their obligations under the certification requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

Independent Auditors

        6. Review the independence and oversee the performance of the independent auditors, and appoint or replace the independent auditors.

        7. Preapprove the retention of the independent auditors for any audit services and for any non-audit service within the meaning of Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

        8. Approve the fees and any other compensation to be paid to the independent auditors.

        9. Review and discuss with the independent auditors all relationships they have with First Indiana or services they have performed for First Indiana or its affiliates that could cause the auditors not to qualify as “independent” within the meaning of Section 10A of the Exchange Act or applicable regulations or that could otherwise impair the auditors’ independence or objectivity. In order to facilitate this review, the Audit Committee shall at least annually require a formal written statement from the independent auditors delineating all relationships between the independent auditors and First Indiana.

        10. Review the independent auditors’ audit plan to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

        11. Prior to releasing any statement of year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

        12. Consider the independent auditors’ judgments about the quality and appropriateness of First Indiana’s accounting principles as applied in its financial reporting.

        13. Review with the independent auditors their compliance with SEC requirements respecting the rotation of partners on the audit engagement team.

        14. Obtain from the independent auditors written assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

Internal Audit Department and Legal Compliance

        15. Review and approve the budget, plan, changes in plan activities, organizational structure, and qualifications of the internal audit department, at least annually.

        16. Review and approve the appointment, performance, and replacement of the senior internal audit executive.

        17. Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

        18. Review and approve the Annual Risk Assessment for First Indiana and the related activities connected to that Risk Assessment.

        19. Review with First Indiana’s counsel and/or the corporate compliance officer, as considered necessary, any legal matters or any inquiries received from regulators or governmental agencies that could have a significant impact on First Indiana’s financial statements or compliance with applicable laws and regulations.

Other Committee Responsibilities

        20. Report annually to shareholders in First Indiana’s proxy statement as required by regulations of the SEC.

        21. Annually perform a self-assessment of the Audit Committee’s performance.

        23. Establish procedures for (i) the receipt, retention, and treatment of complaints received by First Indiana regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of First Indiana of concerns regarding questionable accounting or auditing matters or other irregularities.

        24. Perform any other activities consistent with this charter, First Indiana’s bylaws, and governing law, as the Audit Committee or the board of directors deems necessary or appropriate.